UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2005

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1768 Automation Parkway
San Jose, California 95131
(Address of Principal Executive Offices, Including Zip Code)

(408) 546-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
Signatures
EXHIBIT 99.1

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Bylaws of JDS Uniphase Corporation (the “Company”) were amended effective February 28, 2005 to increase the number of directors from seven to eight directors.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description

99.1	Amended and Restated Bylaws effective February 28, 2005 of JDS Uniphase Corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By: /s/ Christopher S. Dewees Christopher S. Dewees Senior Vice President and General Counsel

March 4, 2005

Exhibit Index

Exhibit
Number	Description of Document
99.1	Amended and Restated Bylaws effective February 28, 2005 of JDS Uniphase Corporation.

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